TIAA SEPARATE ACCOUNT VA-1

SUPPLEMENT NO. 1

dated August 1, 2018

to the Statement of Additional Information (“SAI”)

dated May 1, 2018

Bridget A. Macaskill no longer serves as a Manager of TIAA-Separate Account VA-1. Therefore, effective immediately, all references in the SAI to Ms. Macaskill being a Manager of VA-1 are hereby deleted. Also, effective immediately, the total number of Managers as set forth in the first sentence currently appearing under the sub-section entitled “Management Committee leadership structure and related matters” of the sub-section entitled “The Management Committee” of the section entitled “Management of the separate account” on page 14 of the SAI is hereby decreased from ten to nine.

Effective immediately, the following hereby replaces in their entirety sections (1)-(6) currently appearing under the sub-section entitled “Committees” of the section entitled “Management of the separate account” beginning on page 21 of the SAI.

(1)	An Audit and Compliance Committee, consisting solely of independent Managers, which assists the Management Committee in fulfilling its oversight responsibilities relating to financial reporting, internal controls over financial reporting and certain compliance matters. The Audit and Compliance Committee is charged with approving and/or recommending for Management Committee approval the appointment, compensation and retention (or termination) of the separate account’s independent registered public accounting firm. During the fiscal year ended December 31, 2017, the Audit and Compliance Committee held five meetings. The current members of the Audit and Compliance Committee are Prof. Poterba (chair), Prof. Eberly, Mr. Kenny, Mr. Sloan and Prof. Starks. Mr. Sloan has been designated as an “audit committee financial expert” as defined by the rules of the SEC.
(2)	An Investment Committee, consisting solely of independent Managers, which assists the Management Committee in fulfilling its oversight responsibilities for the separate account’s investments. During the fiscal year ended December 31, 2017, the Investment Committee held six meetings. The current members of the Investment Committee are Mr. Sloan (chair), Mr. Berkley, Prof. Eberly, Ms. Eckl, Mr. Forrester, Prof. Jackson, Mr. Kenny, Prof. Poterba and Prof. Starks.
(3)	A Corporate Governance and Social Responsibility Committee, consisting solely of independent Managers, which assists the Management Committee in fulfilling its oversight responsibilities for corporate social responsibility and corporate governance issues, including the voting of proxies of portfolio companies of the separate account. During the fiscal year ended December 31, 2017, the Corporate Governance and Social Responsibility Committee held four meetings. The current members of the Corporate Governance and Social Responsibility Committee are Prof. Starks (chair), Prof. Eberly, Prof. Poterba and Mr. Sloan.
(4)	An Executive Committee, consisting solely of independent Managers, which generally is vested with full Management Committee powers for matters that arise between Management Committee meetings. During the fiscal year ended December 31, 2017, the Executive Committee held no meetings. The current members of the Executive Committee are Mr. Kenny (chair), Ms. Eckl, Mr. Forrester, Prof. Jackson and Prof. Poterba.
(5)

A Nominating and Governance Committee, consisting solely of independent Managers, which assists the Management Committee in addressing internal governance matters of the separate account, including nominating certain separate account officers and the members of the standing committees of the Management Committee, recommending candidates for election as Managers, reviewing the qualification and independence of Managers, conducting evaluations of the Managers and of the Management Committee and its committees and reviewing proposed changes to the separate account’s governing documents. During the fiscal year ended December 31, 2017, the Nominating and Governance Committee held thirteen meetings. The current members of the Nominating and Governance Committee are Mr. Forrester (chair), Ms. Eckl, Prof. Jackson and Mr. Kenny.
(6)	An Operations Committee, consisting solely of independent Managers, which assists the Management Committee in fulfilling its oversight responsibilities for operational matters of the separate account, including oversight of contracts with third-party service providers and certain legal, compliance, finance, sales and marketing matters. During the fiscal year ended December 31, 2017, the Operations Committee held five meetings. The current members of the Operations Committee are Ms. Eckl (chair), Mr. Berkley, Mr. Forrester and Prof. Jackson.

A40317 (8/18)